Exhibit 10.11

                               DISCLOSURE SCHEDULE


         This Disclosure Schedule, dated as of October 25, 2005 ( the "Schedule"), is made and given pursuant to Article III and Article IV of the SECURITIES PURCHASE AGREEMENT dated as of October 25, 2005 by and among Intraop Medical Corporation and the purchasers named therein (the "Agreement"). Any terms defined in the Agreement shall have the same meaning when used in this Disclosure Schedule as when used in the Agreement unless the context otherwise requires.

         Notwithstanding anything to the contrary contained in this Schedule or in the Agreement, the information and disclosures contained in each section of this Schedule (including any schedules attached to this Schedule) shall be deemed to be disclosed and incorporated by reference in each of the sections of this Schedule as though fully set forth in such other sections (whether or not specific cross-references are made) where it is reasonably apparent on the face of the disclosure (without regard to the contents of any document referred to in such disclosure and the contents of which are not expressly described or facts and circumstances not expressly described or implied in such disclosure) that it is applicable to such other sections, and shall be deemed to qualify and limit all representations, warranties and covenants of the Company contained in the Agreement.

SECTION 3.1(A)(B)

The Company's subsidiaries are:

         1. Intraop Medical Services, Inc., a Delaware corporation, a wholly owned subsidiary. The company is in good standing in Delaware, but is not in good standing in California due to failure to pay California franchise taxes. The Company is the sole stockholder.

         2. IMS Louisville, LLC a Delaware limited liability corporation, of which the Company is the sole member and manager. IMS Louisville is inactive in Delaware, pending dissolution.


SECTION 3.1(G)

1. The capitalization of the Company consists of 100,000,000 shares of authorized common stock, $0.001 par value, of which 20,126,135 shares are outstanding. Included in the outstanding shares are 1,600,000 shares issued as collateral for the 10% senior secured debentures issued on August 31, 2005 to Regenmacher Holdings Ltd. and ABS SOS-Plus Partners Ltd., and 100,000 shares issued to principals of The Investor Relations Group on August 26, 2005. No other class of stock is authorized or outstanding.

2. The Company has outstanding options exercisable 1,127,500 for shares of the Company's common stock at prices ranging from $0.10 per share to $1.375 per share.

3. The Company has outstanding warrants exercisable for 10,635,674 shares of the Company's common stock at exercise prices ranging from $0.40 per share to $2.50 per share.

4. On August 31, 2005, the Company issued to certain investors 7% convertible debentures in the aggregate principal amount of $2,500,000, convertible into common stock at an initial conversion price of $0.40 per share.

5. The Company received notices from shareholders representing all 97,000 shares of common stock who had previously voted against the Merger that they wished to redeem their shares in accordance with certain dissenter's rights provisions. The estimated redemption value is $121,250 of which $30,000 has been paid.


SECTION 3.1(I)(II)

On August 22, 2005 and August 26, 2005 and October 14, 2005, the Company became obligated under notes in the principal amount of $237,500 from Donald A. Goer, its CEO and Chairman. The notes are unsecured and bear interest at 9% per annum and are to be repaid when the finances of the Company permit and have not been disclosed in filings with the SEC. Original principal of $197,000 of these notes remain outstanding.


SECTION 3.1(N)

1. All of the assets of the Company are subject to a lien and security interest which secures the 10% senior secured debentures issued on August 31, 2005.

2. Pursuant to a Factoring Agreement dated February 24, 2005 ("Factoring Agreement") in the principal amount of $1,060,000, the Company has pledged its right, title and interest in its Mobetron S/N 13 and all contracts or proceeds related to the unit, including its contemplated contract for sale of the unit to the University of Heidleburg, to E.U. Capital Venture, Inc., a Nevada corporation ("EU Venture").

3. In October 2004, the Company entered into an inventory repurchase agreement with a EU Venture (the "First EU Repurchase Agreement"). Under the terms of the agreement, EU Venture placed an order for Mobetron S/N 15 (the "Financed Mobetron") with CDS Engineering LLC ("CDS") and gave a deposit to CDS of $525,000 towards the purchase of that Mobetron. In January 2005, the Company entered into an inventory repurchase agreement with EU Venture (the "Second EU Repurchase Agreement"). Under the terms of the agreement, the EU Venture placed an order for Mobetron S/N 14 (the "Second Financed Mobetron") with CDS and gave a deposit to CDS of $540,000 towards the purchase of that Mobetron. In April 2005, the Company entered into an inventory repurchase agreement with EU Venture (the "Third EU Repurchase Agreement"). Under the terms of the agreement, the EU Venture placed an order for a Mobetron S/N 15 (the "Third Financed Mobetron") with the Company and gave a deposit to the Company of $562,000 towards the purchase of that Mobetron. The Financed Mobetron, the Second Financed Mobetron and the Third Financed Mobetron are subject to a lien by EU Venture.

4. On August 16, 2005, the Company entered in to an Inventory/Factoring Agreement with E.U.C. Holding and EU Venture (the "EU Line"). The Company anticipates that inventory and contracts currently financed under the Factoring Agreement, the First EU Repurchase Agreement, the Second EU Repurchase Agreement and the Third EU Repurchase Agreement will be refinanced under the EU Line and be subject to liens under EU Line.

SECTION 3.1(P)

The Company's directors and officer's insurance coverage in the amount of $3,000,000 is less than the anticipated Subscription Amount.

SECTION 3.1(Q)

The Company has entered into certain loan agreements with its officers and directors as described in Section 3.1(i)(ii) above.

SECTION 3.1(R)

The Company is in material compliance with the disclosure controls and procedures provisions of the Sarbanes-Oxley Act of 2002. The internal accounting controls provisions of the Sarbanes-Oxley Act of 2002 are not yet applicable to the Company and the Company may not be in material with all of such provisions. However, the Company is working to insure that it is in compliance with such provisions when they become applicable to the Company.

SECTION 3.1(S)

The Company has entered into Placement Agency Agreement dated May 17, 2005 ("Agency Agreement") with Stonegate under which the consummation of the transactions contemplated by the Transaction Documents are subject to certain fees and other compensation being paid to Stonegate.

Specifically, Stonegate is entitled under the agreement to receive, at closing of the contemplated transactions:(i) proceeds equal 7% of the Subscription Amount (the "Fee Amount"), (ii) a number of warrants equal to the Fee Amount divided by initial Conversion Price and which warrant shall be substantially similar in the form of EXHIBIT 3.1(S) and (iii) reimbursement of reasonable out-of-pocket expenses of Stonegate up to an aggregate maximum of $20,000.

SECTION 3.1(V)

The Company has granted registration rights to the investors who purchased the 7% convertible debentures and the 10% senior secured debentures on August 31, 2005.

SECTION 3.1(Y)

The Company has disclosed to Dolphin Offshore Partners information that constitutes or might constitute material, nonpublic information pursuant to nondisclosure agreements executed by such Purchasers, including but not limited to, detailed sales and manufacturing projections and forecasts, detailed financial projections, lists of holders and their holdings of the Company's stock, warrants, options, and debt and accounts payable, and agreements pursuant to those holdings.

SECTION 3.1(AA)

Except as disclosed in Section 3.1(h) above, the SEC Reports set forth all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments.

SECTION 3.1(EE)

The Company's certified public accountants at the time of the issuance of the 10-KSB for the year ended December 31, 2004 were Madsen and Associates CPA's, Inc. Subsequent to the Merger, the Company retained Stonefield Josephson, Inc., as its accountants. Stonefield Josephson, Inc. resigned as the Company's certified public accountants on September 12, 2005.

SECTION 3.1(FF)

The 10% senior secured debentures issued on August 31, 2005 to Regenmacher Holdings and ABS SOS-Plus Partners Ltd. and certain inventory financing will be senior to the Debentures upon liquidation or dissolution.

SECTION 3.1(GG)

As of June 30, 2005 the Company has outstanding invoice from DLA Piper Rudnick Gray Cary US LLP ("Gray Cary") totaling approximately $446,781 for legal services. The Company has asked Gray Cary to adjust its billings to the Company due to certain disagreements over the invoiced amounts.

SCHEDULE 4.9

A. The following Indebtedness will remain outstanding following the close:

         1.       The 7% convertible debentures issued on August 31, 2005.
         2.       The 10% senior secured debentures issued on August 31, 2005.
         3. To the extent not refinanced under the EU Line: outstanding indebtedness under the Factoring Agreement, the First EU Repurchase Agreement, the Second EU Repurchase Agreement and the Third EU Repurchase Agreement.
         4.       Indebtedness  under the EU Line. 5. Promissory  notes shown on
                  Exhibit 4.9(a), 4.9(c), and 4.9(d).

B. The Indebtedness shown on Exhibit 4.9(b) will be repaid contemporaneous with or immediately following the Closing.

C. Indebtedness on Exhibit 4.9(c) and 4.9(d) will be repaid from proceeds from any subsequent Closing.

D. The remainder of any proceeds from the Closing may be used for any legitimate corporate purpose including the satisfaction of outstanding trade payables.


              EXHIBIT 4.9(A) -- REMAIN OUTSTANDING FOLLOWING CLOSE
                    INDIVIDUAL RELATED PARTY PROMISSORY NOTES


                                                                           INTEREST CALCULATION DATES
                                                                           CALC DATE      10/24/05
                                                                           LAST PAID      12/31/01
                                                              DEPOSIT      INT. OWED
NAME                           AMOUNT   INT. RATE  NOTE DATE  DATE         FROM          INT DUE       TOTAL OUT.
----------------------- -------------- ----------- ---------- ----------- ------------ ------------- ----------------
Donald A. Goer             642,754.60       9.00%    9/30/04     9/30/04      9/30/04     64,098.51       706,853.11
Mary Louise Meurk          164,670.75       9.00%    9/30/04     9/30/04      9/30/04     16,421.74       181,092.49
Donald A. Goer              25,000.00       9.00%     6/9/05      6/9/05       6/9/05        853.00        25,853.00
Donald A. Goer              25,000.00       9.00%    7/22/05     7/22/05      7/22/05        583.68        25,583.68
Donald A. Goer              60,000.00       9.00%     8/1/05      8/1/05       8/1/05      1,246.11        61,246.11
----------------------- -------------- ----------- ---------- ----------- ------------ ------------- ----------------
Total                      917,425.35                                                     83,203.05     1,000,628.40
======================= ============== =========== ========== =========== ============ ============= ================


                      EXHIBIT 4.9(B) -- REPAY FROM PROCEEDS
                    INDIVIDUAL RELATED PARTY PROMISSORY NOTES


                                                                             INTEREST CALCULATION DATES
                                                                              CALC DATE      10/24/05
                                                                              LAST PAID      12/31/01
                                                                   DEPOSIT    INT. OWED
NAME                           AMOUNT   INT. RATE   NOTE DATE      DATE       FROM        INT DUE     TOTAL OUT.
---------------------- --------------- ----------- ----------- ------------ ------------ ------------- --------------
Donald A. Goer              70,000.00       9.00%     5/31/05      5/31/05      5/31/05      2,543.74      72,543.74
Donald A. Goer              30,000.00       9.00%     6/30/05      6/30/05      6/30/05        863.16      30,863.16
Donald A. Goer             120,000.00       9.00%     8/22/05      8/22/05      8/22/05      1,870.86     121,870.86
Donald A. Goer              27,500.00       9.00%     8/26/05      8/26/05      8/26/05        400.07      27,900.07
---------------------- --------------- ----------- ----------- ------------ ------------ ------------- --------------
Total                      247,500.00                                                        5,677.83     253,177.83
====================== =============== =========== =========== ============ ============ ============= ==============


                  EXHIBIT 4.9(C) -- REPAY FROM SUBSEQUENT CLOSE
                     INDIVIDUAL THIRD PARTY PROMISSORY NOTES


                                                                             INTEREST CALCULATION DATES
                                                                             CALC DATE       10/24/05
                                                                             LAST PAID       12/31/01
                                                                   DEPOSIT   INT. OWED
NAME                         AMOUNT    INT. RATE    NOTE DATE      DATE      FROM         INT DUE   TOTAL OUT.
-------------------- --------------- ------------ ------------ ------------ ------------ -------------- ------------
Jerome Vaeth              50,000.00        9.00%      9/30/95      9/30/95     12/31/01      20,282.76    70,282.76
-------------------- --------------- ------------ ------------ ------------ ------------ -------------- ------------
Total                     50,000.00                                                          20,282.76    70,282.76
==================== =============== ============ ============ ============ ============ ============== ============


                                      EXHIBIT 4.9(D) -- REPAY FROM SUBSEQUENT CLOSE
                                        INDIVIDUAL RELATED PARTY PROMISSORY NOTES


                                                                               INTEREST CALCULATION DATES
                                                                               CALC DATE      10/24/05
                                                                               LAST PAID      12/31/01
                                                                    DEPOSIT    INT. OWED
NAME                           AMOUNT   INT. RATE    NOTE DATE      DATE       FROM       INT DUE   TOTAL OUT.
----------------------- -------------- ----------- ------------ ------------ ------------ ------------- ------------
Mary Louise Meurk           10,000.00       9.00%      7/21/05      7/21/05      7/21/05        235.94    10,235.94
John Matheu                  5,000.00       9.00%      7/28/05      7/28/05      7/28/05        108.77     5,108.77
Ted Phillips                 5,000.00       9.00%       8/1/05       8/1/05       8/1/05        103.84     5,103.84
Donald A. Goer              50,000.00       9.00%     10/14/05     10/14/05     10/14/05        123.29    50,123.29
----------------------- -------------- ----------- ------------ ------------ ------------ ------------- ------------
Total                       70,000.00                                                           571.84    70,571.84
======================= ============== =========== ============ ============ ============ ============= ============

2/2

20143288.2
                 SCHEDULE 6(B) TO REGISTRATION RIGHTS AGREEMENT


         This Schedule 6(b), dated as of October 25, 2005 ( the "Schedule"), is made and given pursuant to Article 6(b) of the REGISTRATION RIGHTS AGREEMENT dated as of October 25, 2005 by and among Intraop Medical Corporation and the purchasers named therein (the "Agreement"). Any terms defined in the Agreement shall have the same meaning when used in this Disclosure Schedule as when used in the Agreement unless the context otherwise requires.

         In addition to the Registrable Securities, the Company's Initial Registration will include:

1. Shares issuable upon conversion of the 7% convertible debentures issued on August 31, 2005.

2. All of the Company's outstanding common stock except 445,000 shares issued to Summit Financial Partners, L.L.C or its employees or affiliates pursuant to the close of the Company's merger on March 9, 2005.

3. Holders of outstanding warrants exercisable for 10,635,674 shares of the Company's common stock.

4. Holders of outstanding options exercisable 1,127,500 for shares of the Company's common stock.

5. Warrants for shares of the Company's common stock which may be granted in relation to this close or a subsequent close to Stonegate Securities, Inc., a Texas corporation ("Stonegate") as the holder of in relation to a Placement Agreement between Stonegate and the Company dated May 17, 2005.